                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 1999


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
           ----------------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                     CHASE MANHATTAN AUTO OWNER TRUST 1997-B
                     ---------------------------------------
                                    (Issuer)


         Delaware                        333-7575                 22-2382028
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


        802 Delaware Avenue, Wilmington, Delaware              19801
     -------------------------------------------------      ------------
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

Item 5. Other Events:

     Chase Manhattan Auto Owner Trust is the issuer of five classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of June 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

     On November 15, 1999, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits    Description
            --------    -----------

            20.1 Monthly Statement to Certificateholders with respect to the November 15, 1999 distribution.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 30, 1999

                                    By: THE CHASE MANHATTAN BANK, USA, NATIONAL
                                    ASSOCIATION
                                    as Servicer


                                    By: /s/ Patricia Garvey
                                    -----------------------------------
                                    Name:  Patricia Garvey
                                    Title: Vice President

                           INDEX TO EXHIBITS
                           -----------------

Exhibit No.                Description
-----------                -----------
20.1                       Statement to Certificateholders dated 11/15/1999
                           delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of June 1, 1997.

                     Chase Manhattan Auto Owner Trust 1997-B
                         Statement to Certificateholders
                                November 15, 1999



---------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL            PRIOR                                                                                CURRENT
                FACE            PRINCIPAL                                                      REALIZED  DEFERRED     PRINCIPAL
  CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST          TOTAL        LOSSES   INTEREST      BALANCE
---------------------------------------------------------------------------------------------------------------------------------
   A1      200,000,000.00              0.00             0.00           0.00             0.00     0.00      0.00              0.00
   A2      294,000,000.00              0.00             0.00           0.00             0.00     0.00      0.00              0.00
   A3      227,000,000.00     65,948,388.02    16,053,190.83     348,976.89    16,402,167.72     0.00      0.00     49,895,197.19
   A4      133,000,000.00    133,000,000.00             0.00     720,416.67       720,416.67     0.00      0.00    133,000,000.00
   A5       70,000,000.00     70,000,000.00             0.00     385,000.00       385,000.00     0.00      0.00     70,000,000.00
   B1       29,148,275.79     29,148,275.79             0.00     163,959.05       163,959.05     0.00      0.00     29,148,275.79
---------------------------------------------------------------------------------------------------------------------------------
 TOTALS    953,148,275.79    298,096,663.81    16,053,190.83   1,618,352.61    17,671,543.44     0.00      0.00    282,043,472.98
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------       ------------------
                    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                    PASS-THROUGH RATES
------------------------------------------------------------------------------       ------------------
               PRIOR                                                CURRENT                    CURRENT
             PRINCIPAL                                             PRINCIPAL          CLASS  PASS-THRU
  CLASS        FACTOR       PRINCIPAL   INTEREST       TOTAL        FACTOR                     RATE
------------------------------------------------------------------------------       ------------------
   A1         0.00000000   0.00000000  0.00000000   0.00000000      0.00000000         A1    5.744000 %
   A2         0.00000000   0.00000000  0.00000000   0.00000000      0.00000000         A2    6.100000 %
   A3       290.52153313  70.71890233  1.53734313  72.25624546    219.80263079         A3    6.350000 %
   A4     1,000.00000000   0.00000000  5.41666669   5.41666669  1,000.00000000         A4    6.500000 %
   A5     1,000.00000000   0.00000000  5.50000000   5.50000000  1,000.00000000         A5    6.600000 %
   B1     1,000.00000000   0.00000000  5.62499995   5.62499995  1,000.00000000         B1    6.750000 %
------------------------------------------------------------------------------       ------------------
 TOTALS     312.74951797  16.84228072  1.69790226  18.54018298    295.90723725
------------------------------------------------------------------------------       ------------------

           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Mark McDermott
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-7016
                         Email: mark.mcdermott@chase.com

 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1997-B

                                November 15, 1999

                         STATEMENT TO CERTIFICATEHOLDERS

                                     Due Period                                                 29

                                     Due Period Beginning Date                            10/01/99

                                     Due Period End Date                                  10/31/99

                                     Determination Date                                   11/10/99


 Section 5.8(iii)        Servicing Fee                                                  248,413.89

 Section 5.8(iii)        Servicing Fee per $1000                                        0.26062460


 Section 5.8(iv)         Administration Fee                                               1,000.00

 Section 5.8(iv)         Administration Fee per $1000                                   0.00104915


 Section 5.8(vi)         Pool Balance at the end of the Collection Period           282,043,472.98

 Section 5.8(vii)        Repurchase Amounts for Repurchased Receivable

                         By Seller                                                            0.00

                         By Servicer                                                     21,325.78

                         TOTAL                                                           21,325.78


 Section 5.8(viii)       Realized Net Losses for Collection Period                      134,127.78


 Section 5.8(ix)         Reserve Account Balance after Disbursement                   8,461,304.19


 Section 5.8(x)          Specified Reserve Account Balance                            8,461,304.19


 Section 5.8(xi)         Total Distribution Amount                                   18,220,506.79

                         Servicing Fee                                                  248,413.89

                         Administration Fee                                               1,000.00

                         Noteholders Distribution Amount                             17,507,584.39

                         Certficateholders Distribution Amount                          163,959.05

                         Deposit to Reserve Account                                     299,549.46




[Image]                                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION